Restructuring and Other Infrequent Expenses	12 Months Ended
Dec. 31, 2011
Restructuring and Other Infrequent Expenses [Abstract]
Restructuring and Other Infrequent Expenses
Restructuring and Other Infrequent (Income) Expenses

The Company recorded restructuring and other infrequent (income) expense of $(0.7) million, $4.4 million and $13.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. The income in 2011 primarily related to the Company's reversal of previously accrued legally required severance payments associated with the rationalization of its French operations. The charges in 2010 primarily related to severance and other related costs associated with the Company’s rationalization of its operations in Denmark, Spain, Finland and France. The charges in 2009 primarily related to severance and other related costs associated with the Company’s rationalization of its operations in France, the United Kingdom, Finland, Germany, the United States and Denmark.

European and North American Manufacturing and Administrative Headcount Reductions

During 2009 and 2010, the Company announced and initiated several actions to rationalize employee headcount at various manufacturing facilities, including those located in France, Finland, Germany and the United States, as well as at various administrative offices located in the United Kingdom, Spain and the United States. During 2009 and 2010, the Company recorded severance and other related costs of approximately $12.9 million and $2.2 million, respectively, associated with such actions. As of December 31, 2010, approximately $1.5 million of severance and other related costs were accrued associated with such actions, and 611 of 653 employees expected to be terminated had been terminated. During 2011, the Company recorded a reversal of approximately $0.9 million of previously accrued, legally required severance payments associated with the rationalization of its French operations. Due to the improvement in European market conditions in 2011, certain employees previously identified to be terminated in France were not terminated as planned. The Company also recorded approximately $0.2 million of additional severance and other related costs during 2011 associated with the French rationalization. The net restructuring and other infrequent income was recorded within the Company’s Europe/Africa/Middle East geographical segment. During 2011, the Company paid approximately $0.6 million of severance and other related costs. A majority of the remaining $0.3 million of severance and other related costs accrued as of December 31, 2011 are expected to be paid and the remaining two of the original 653 employees identified for termination are expected to be terminated during the first quarter of 2012.

Randers, Denmark closure
In November 2009, the Company announced the closure of its assembly operations located in Randers, Denmark. The Company ceased operations in July 2010 and completed the transfer of the assembly operations to its harvesting equipment manufacturing operations, Laverda, located in Breganze, Italy, in August 2010. The Company recorded approximately $0.4 million and $2.2 million of expenses during 2009 and 2010, respectively, associated with the facility closure, primarily related to employee retention payments, which were accrued over the term of the retention period. During 2010 and 2011, the Company paid approximately $1.9 million and $0.8 million, respectively, of severance, retention and other related costs associated with the closure and as of December 31, 2011, all 79 employees had been terminated.